Exhibit 10.2

                         MAGELLAN HEALTH SERVICES, INC.
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                         2003 MANAGEMENT INCENTIVE PLAN
                          NOTICE OF STOCK OPTION GRANT

                            (REFERNCE NO. 20__ -_-_)


NAME OF OPTIONEE:

SHARES SUBJECT
TO OPTION:            ____ shares of Ordinary Common Stock of Magellan Health
                      Services, Inc. ("Shares")

TYPE OF OPTION:       __X__  Nonqualified          _____  Incentive


EXERCISE PRICE
PER SHARE:            $ ______

DATE OF GRANT:        ______, 20__

DATE EXERCISABLE:     This option shall be exercisable only to the extent it is
                      vested and, except as otherwise provided in this notice of grant, to the extent vested, only when otherwise exercisable in accordance with the terms of the 2003
                      Management Incentive Plan and the Option Agreement to which this notice of grant relates.

                      The options granted hereby, to the extent vested on the date of termination of the Optionee's Service with the Company, shall be exercisable for a period of six months after the termination of the Optionee's Service with the Company (notwithstanding anything that may be to the contrary in the Option Agreement to which this notice of grant relates)..

VESTING: This option shall vest with respect to the Shares subject hereto as to 25% of such Shares on each of the first, second, third and fourth anniversaries of the Date of Grant, provided that in each case the Optionee's Service with the Company has not terminated prior to such date.

                      Notwithstanding the preceding paragraph, this Option shall earlier vest immediately with respect to 100% of the Shares subject hereto in the event, after the date hereof, a Change in Control of the Company (as defined below) shall have occurred and within the period of eighteen months (or such other period as is provided by Optionee's employment agreement, if any, in effect at the time of the Change of Control) following occurrence of the Change in Control, Optionee's Service with the Company shall be terminated by the Company without Cause (as defined below) or by the Optionee with Good Reason (as defined below), provided that the Optionee's Service with the Company has not previously terminated after the date hereof for any other reason, and upon such accelerated vesting this Option shall continue to be exercisable for a period of six months after such termination of Optionee's Service, consistent with the provisions regarding exercise set forth above. For purposes of this Option, the terms "Change in Control," "Cause" and "Good Reason" shall have the same meanings

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                      as provided in any employment agreement between the
                      Company and Optionee in effect at the time of the Change in Control (including any terms of substantially comparable significance in any such employment agreement even if not of identical wording) or, if no such employment agreement is in effect at such time or no such meanings are provided in such employment agreement,, shall have the meanings ascribed thereto below:

                      (1) A "Change in Control" of the Company shall mean the first to occur after the date hereof of any of the following events:

                                 a. any "person," as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), becomes a "beneficial owner," as such term is used in Rule 13d-3 promulgated under the Exchange Act, of 30% or more of the Voting Stock (as defined below) of the Company; provided that this clause a shall not be operative during the period the Minimum Hold Condition (as defined in the Company's certificate of incorporation as in effect on the date hereof) is satisfied; it being understood, however, that a Change in Control will occur at the time the Minimum Hold Condition is no longer satisfied (the "Requisite Time") if (i) a person becomes the beneficial owner of 30% or more of the Voting Stock during the period in which the Minimum Hold Condition is satisfied and (ii) that person is the beneficial owner of 30% or more of the Voting Stock at the Requisite
                                            Time);

                                 b. both (i) the majority of the Board of Directors of the Company consists of individuals other than
                                            "Continuing Directors," which shall
                                            mean the members of the Board on the
                                            date hereof, and (ii) the Minimum
                                            Hold Condition is not satisfied at
                                            such time; provided that any person
                                            becoming a director subsequent to
                                            the date hereof whose election or
                                            nomination for election was
                                            supported by two-thirds of the
                                            directors who then comprised the
                                            Continuing Directors, or who
                                            otherwise became a director at a
                                            time when the Minimum Hold Condition
                                            was satisfied, shall be considered
                                            to be a Continuing Director;

                                 c.         the Board of Directors of the
                                            Company adopts and, if required by
                                            law or the certificate of
                                            incorporation of the Corporation,
                                            the shareholders approve the
                                            dissolution of the Company or a plan
                                            of liquidation or comparable plan
                                            providing for the disposition of all
                                            or substantially all of the
                                            Company's assets;


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                                 d.         all or substantially all of the
                                            assets of the Company are disposed
                                            of pursuant to a merger,
                                            consolidation, share exchange,
                                            reorganization or other transaction
                                            unless the shareholders of the
                                            Company immediately prior to such
                                            merger, consolidation, share
                                            exchange, reorganization or other
                                            transaction beneficially own,
                                            directly or indirectly, in
                                            substantially the same proportion as
                                            they previously owned the Voting
                                            Stock or other ownership interests
                                            of the Company, a majority of the
                                            Voting Stock or other ownership
                                            interests of the entity or entities,
                                            if any, that succeed to the business
                                            of the Company; or

                                 e. the Company merges or combines with another company and, immediately after the merger or combination, the shareholders of the Company immediately prior to the merger or combination own, directly or indirectly, 50% or less of the Voting Stock of the successor company, provided that in making such determination there shall being excluded from the number of shares of Voting Stock held by such shareholders, but not from the Voting Stock of the successor company, any shares owned by
                                            Affiliates of such other company who
                                            were not also Affiliates of the
                                            Company prior to such merger or
                                            combination.

                      (2)        "Cause" shall mean:

                                 a. Optionee is convicted of (or pleads guilty or nolo contendere to) a felony or a crime involving moral turpitude;


                                 b. Optionee's commission of an act of fraud or dishonesty involving his or her duties on behalf of the Company;

                                 c.         Optionee's willful failure or
                                            refusal to faithfully and diligently
                                            perform duties lawfully assigned to
                                            Optionee as an officer or employee
                                            of the Company or other willful
                                            breach of any material term of any
                                            employment agreement at the time in
                                            effect between the Company and
                                            Optionee; or

                                 d.         Optionee's willful failure or
                                            refusal to abide by the Company's
                                            policies, rules, procedures or
                                            directives, including any material
                                            violation of the Company's Code of
                                            Ethics.

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                      (3)        "Good Reason" shall mean:

                                 a. a reduction in Optionee's salary in effect at the time of a Change in Control, unless such reduction is comparable in degree to the reduction that takes place for all other employees of the Company of comparable rank (for which purpose any person who is an executive officer of the Company (as determined for purposes of the Exchange Act shall be considered of comparable rank) or a reduction in Optionee's bonus for the year in which or any year after the year in which the Change of Control occurs from Optionee's maximum bonus opportunity for the year in which the Change in Control occurs (if any) as established under any employment agreement Optionee has with the Company or any bonus plan of the Company applicable to
                                            Optionee (or, if no such maximum
                                            bonus opportunity has yet been
                                            established for Optionee under a
                                            bonus plan applicable to Optionee
                                            for the year in which the Change of
                                            Control has occurred, the maximum
                                            bonus opportunity so established for
                                            Optionee for the immediately
                                            preceding year (if any));

                                 b. a material diminution in Optionee's position, duties or responsibilities as in effect at the time of a Change in Control or the assignment to Optionee of duties which are materially inconsistent with such position, duties and authority, unless in either case such change is made with the consent of the Optionee; or

                                 c. the relocation by more than 50 miles of the offices of the Company which constitute at the time of the Change in Control Optionee's principal location for the performance of his or her services to the Company;

                                 provided that, in each such case, such event or condition continues uncured for a period of more than 15 days after Optionee gives notice thereof to the Company.

                      For purposes of the foregoing definitions, (A) "the Company" shall include any entity that succeeds to all or substantially all of the business of the Company, (B) "Affiliate" of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified, and (C) "Voting Stock" shall mean any capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation and reference to a percentage of Voting Stock shall refer to such percentage of the votes that all such Voting Stock is entitled to cast.

OTHER TERMS (IF ANY):

EXPIRATION DATE:      March 10, 2015


By signing your name below, you accept this award and acknowledge and agree that this award is granted under and governed by the terms and conditions of Magellan


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Health Services, Inc. 2003 Management Incentive Plan and the related Stock
Option Agreement, reference number 2004-__, both of which are hereby made a part of this document.

Optionee:


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Name:


                                   MAGELLAN HEALTH SERVICES, INC.

                                   By:
                                       -------------------------------------
                                   Name:
                                   Title:















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